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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                   FORM 8-K/A

    AMENDMENT NO. 1 TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 8, 2000

                                 ______________


                             CYBERIAN OUTPOST, INC.
                                a/k/a OUTPOST.COM
             (Exact name of registrant as specified in its charter)


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           Delaware                                                            06-1419111
(State or other jurisdiction         Commission file number: 000-24659      (I.R.S. EMPLOYER
of incorporation or organization)                                          IDENTIFICATION NO.)
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          23 NORTH MAIN STREET-PO BOX 636, KENT, CONNECTICUT     06757
               (Address of principal executive offices)        (Zip Code)

                                 (860) 927-2050
               Registrant's telephone number, including area code
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  This Form 8-K/A amends the Current Report on Form 8-K filed on September 21, 2000 to incorporate Item 7, the Financial Statements of Business Acquired.

  On September 8, 2000, Cyberian Outpost, Inc. ("Outpost") completed its acquisition of CMPExpress.com, Inc. ("CMPExpress") pursuant to the terms and conditions of Agreement and Plan of Reorganization dated September 6, 2000, by and among Outpost, Sydney Acquisition Sub, Inc. ("Acquisition Sub"), a Delaware corporation, CMPExpress, a Pennsylvania Corporation, and the stockholders of CMPExpress. CMPExpress is an Internet retailer that sells computers and technology products to medium and large businesses, both over the Internet and directly through its sales team. Outpost intends to operate the business of CMPExpress under the name "OutpostPro."

  Effective September 8, 2000, Acquisition Sub merged with and into CMPExpress, with CMPExpress surviving the merger as a wholly-owned subsidiary of Outpost. Each share of CMPExpress common stock was converted into a right to receive
 .137267926 shares of Outpost common stock and each share of CMPExpress Series A redeemable preferred stock was converted into a right to receive .324638095 shares of Outpost common stock. As a result of the acquisition, Outpost issued approximately 3.09 million shares of its common stock, valued at approximately $11.8 million based on the average closing price of Outpost's common stock over the 20 trading days prior to September 8, 2000.

  Outpost also issued approximately 47,000 shares of its common stock to the finder who facilitated the transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements of Businesses Acquired

      (1) Report of Independent Accountants

      (2) Balance Sheets of CMPExpress.com, Inc. at December 31, 1999 and August 31, 2000 (Unaudited)

      (3) Statements of Operations of CMPExpress.com, Inc. for the Year ended December 31, 1999 and for the Eight Months Ended August 31, 1999 and 2000 (Unaudited)

      (4) Statements of Changes in Stockholders' Equity of CMPExpress.com, Inc. for the Year Ended December 31, 1999 and for the Eight Months Ended August 31, 2000 (Unaudited)

      (5) Statements of Cash Flows of CMPExpress.com, Inc. for the Year Ended December 31, 1999 and for the Eight Months Ended August 31, 1999 and 2000 (Unaudited)

      (6) Notes to Financial Statements

  (b) Pro Forma Financial Information

      (1) Pro Forma Consolidated Balance Sheet of Outpost.com at August 31, 2000 (Unaudited)

      (2) Pro Forma Consolidated Statement of Operations of Outpost.com for the Year Ended February 29, 2000 (Unaudited)

      (3) Pro Forma Consolidated Statement of Operations of Outpost.com for the Six Months Ended August 31, 2000 (Unaudited)

      (4) Notes to Pro Forma Consolidated Financial Statements (Unaudited)
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(c)    Exhibits
Exhibit Number                              Description
--------------                              -----------

Exhibit No. 23.1              Consent of PricewaterhouseCoopers LLP

Exhibit No. 99.3              Financial Statements of Businesses Acquired

Exhibit No. 99.4              Pro Forma Consolidated Financial Information




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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   November 27, 2000

                                  CYBERIAN OUTPOST, INC.



                                      By:   /S/ Katherine N. Vick
                                            -----------------------

                                              KATHERINE N. VICK
                                                  PRESIDENT
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                                          EXHIBIT INDEX

EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------

Exhibit No. 23.1              Consent of PricewaterhouseCoopers LLP

Exhibit No. 99.3              Financial Statements of Businesses Acquired

Exhibit No. 99.4              Pro Forma Consolidated Financial Information